SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 1999

                           BERGEN BRUNSWIG CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       New Jersey               1-5110                   22-1444512
  (State or Other             (Commission               (IRS Employer
   Jurisdiction of            File Number)             Identification No.)
   Incorporation)


                4000 Metropolitan Drive, Orange, California 92868
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (714) 385-4000




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Item 5.  Other Events.

         On July 7, 1999, Bergen Brunswig Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press release dated July 7, 1999.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BERGEN BRUNSWIG CORPORATION

                                               By: /s/ Milan A. Sawdei
                                                   _____________________________
                                                    Milan A. Sawdei
                                                    Executive Vice President

Date:    July 13, 1999